SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2010

China Feicui Guodian Group Limited
(Exact name of registrant as specified in its charter)

Knickerbocker Capital Corporation
(former name)

Nevada
(State or other jurisdiction of incorporation)

0-25997                  54-1059107
(Commission File Number)         (IRS Employer Identification No.)

                  73726 Alessandro Drive, Suite 103 Palm Desert, CA                        92260
                  (Address of principal executive offices)                                           (Zip Code)

Registrant's telephone number, including area code:  (760) 219-2776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01.       Completion of Acquisition or Disposition of Assets.

On May 14, 2010, pursuant to an Agreement and Plan of Reorganization dated February 25, 2010 the Registrant acquired one hundred percent of Inventive Goal International, a British Virgin Islands corporation (“Inventive”) with the issuance and delivery of 14,706,617 newly issued shares of common stock.  As a result of the acquisition, and the other issuances set forth in Item 3.02 below, there are now approximately 15,006,752 shares of common stock outstanding.  All share numbers in this Current Report give effect to the 1-for-20 reverse stock split which was approved in connection with the closing.  The precise number of outstanding shares may be slightly higher due to rounding shares issued in the reverse stock split.

Inventive owns 100% of Fei Cui (Beijing) International Energy Investment Limited, a Hong Kong company, which owns 90% of Beijing Guodian (a PRC company), which owns 100% of Shenyang Guodian (A PRC company) and 100% of Dandong Guodian (a PRC company).  Inventive, through its operating PRC subsidiaries, designs, develops, manufactures and installs electric power transmission and distribution equipment in the PRC. Current products include indoor and outdoor ring main unit (RMU) switch cabinets, high-voltage and low-voltage switch cabinets, electric power distribution control cabinets, and combined transformers.    The company’s products are sold to customers in the electric power generation and transmission sectors. The company also sells through local distributors and resellers to customers in other sectors.   The company is headquartered in Beijing, with manufacturing facilities in Beijing and Shenyang.

Additional information with respect to the business of Inventive as required by Item 2.01(f) of Form 8-K will be set forth by amendment to this Current Report

Item 3.02. Unregistered Sales of Equity Securities

The Registrant issued 14,706,617 (post-reverse) shares of common stock related to the acquisition of Inventive.   The Registrant also issued 150,068 shares (post-reverse) of common stock to Millennium Group, Inc. in execution of its stock option, and 50,000 shares (post-reverse) of common stock to Dempsey Mork in conversion for his promissory note.  The offers and sales were made pursuant to the exemption provided by Section 4(2) of the Securities Act, as offers or sales made without any advertising or general solicitation. There was no underwriter involved.

Item 5.01.   Changes in Control of Registrant

A change of control took place on May 14, 2010 as a result of the acquisition of Inventive.  Control was assumed from Dempsey K. Mork, the former senior executive officer and director of the Registrant. The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows.

Name	Office	Number of Shares Owned(1)	Percentage of Shares Owned
Chan Saree	Chairman, and Chief Executive Officer	0	0%
Hongtao Wang	Director, Secretary	0	0%
Hongzhong Fan	Director	0	0%
Pheobe Chan	-	13,806,210	92%

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Dempsey K. Mork resigned as Chief Executive and Financial Officer and as Director of the Registrant as of the closing.  Mr. Mork remains as corporate secretary for a transition period, at the discretion of the board.

In connection with the acquisition of Inventive, Chan Saree was appointed as Chief Executive Officer. Chan Saree, Hongtao Wang and Hongzhong Fan were also appointed as new members of the Board of Directors.  The following biographical information is provided in connection with the appointment of these officers and directors.

Chan Saree
(CEO/Chairman of the Board)

Chan Saree, Chairman of the Fei Cui Group of companies, has over 30 years business experience in the management of China businesses.  His background includes real estate developments, machinery manufacturing, and infrastructure developments including port and harbor construction.  Mr. Chan has also had high level roles in assisting China to attract major international corporate, government,  and financial partnership and cooperation.  Since 2000, he has organized several Canadian business delegations, which included high-ranking Canadian government officials, to visit and explore the diverse business opportunities available in China.  These delegations focused on business opportunities in the areas of environmental control and management, mineral exploitation, state-of-the-art medical equipment and construction of highways and airports.

Hongtao Wang
(Director)

Since 2001, Hongtao Wang has served as legal counsel for the Fei Cui Group of companies primarily for their businesses in China.  Prior to 2001, Mr. Wang served a global industrial corporation holding various positions such as project manager, marketing manager, general manager of international trading, overseas investment projects, and real estate developments.  Mr. Wang obtained a bachelor's degree in Economic Law from Ren Min University in China, and a Master's Degree in Commercial Law from the University of Aberdeen, in the United Kingdom.

Hongzhong Fan
(Director)

Hongzhong Fan is forty years old, and resides in  Shenzhen China.  Mr. Fan is a business advisor to Fei Cui Group.   Since 2005, Mr. Fan has served as a Vice President in Taifook Securities Company Limited (Hong Kong) in Corporate  Service Department, Shenzhen Branch.  Mr. Fan obtained a bachelor’s degree from Jilin University.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

By resolution of its board of directors and its majority shareholders, the Registrant approved the amendment of the articles of incorporation to change the name of the Registrant to China Feicui Guodian Group Limited.  The amendment was filed with the Nevada Secretary of State. The Registrant also filed an amendment to the Articles of Incorporation to effect a 1-for-20 reverse stock split.

Item 8.01. Other Events

Information with respect to the business of Inventive as required by Item 2.01(f) of Form 8-K  will be filed by amendment.

Item 9.01.  Financial Statements and Exhibits

  Financial Statements.

To be filed by amendment.

 (b) Exhibits

2.1 Agreement and Plan of Reorganization between Inventive and the Registrant.
3.3 Amendment to Articles of Incorporation to effect reverse stock split.
3.4 Amendment to Articles of Incorporation to change the name of the Registrant to China Feicui Guodian Group Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 14, 2010

CHINA FEICUI GUODIAN GROUP LIMITED

By: /s/ Dempsey K. Mork
           Secretary